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                                                                  EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation of our report, dated March 18, 1997, (which includes an explanatory paragraph regarding the Company's ability to continue as a going concern) included in this Form 10-KSB in the previously filed Registration Statement of Vista Information Solutions, Inc. on Form S-8 (No. 33-73212).


                                       /s/ MCGLADREY & PULLEN, LLP

San Diego, California
April 14, 1997